UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21308

Alger Global Focus Fund

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004

(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ALGER

ALGER GLOBAL FOCUS FUND

SEMI-ANNUAL REPORT

APRIL 30, 2024 (UNAUDITED)

Table of Contents

ALGER GLOBAL FOCUS FUND

Shareholders’ Letter (Unaudited)	April 30, 2024

Dear Shareholders,

“We tend to overestimate the effect of a technology in the short run and underestimate the effect in the long run.” – Roy Amara

At Alger, we integrate our focus on change and the uncertainty it brings with a deep commitment to fundamental bottom-up research. As Roy Amara aptly states, we recognize that while the immediate impacts of new technologies like artificial intelligence (“AI”) may grab headlines, their long-term effects often hold even greater transformative potential. While attention has been focused on recent stock price action of companies involved in enabling and adopting AI technologies, our focus is on their long-term earnings potential, particularly as AI becomes increasingly integrated into our daily lives. In the realm of investing, where uncertainty and change are constants, we base our decisions on forward-looking corporate fundamentals—such as sales, earnings, and cash flow—to generate alpha and foster long-term wealth creation. Our investment approach is centered on identifying companies that we believe are not only positioned for sustained earnings growth but also capable of capitalizing on technological innovations that lead to market disruptions. By focusing on businesses poised to expand their market share and accelerate earnings growth, we strive to create portfolios that reflect growth opportunities amid change and especially positioning our investments for the often-underestimated long-term potential of technological innovations.

Reflecting on the fiscal six-month period ending April 30, 2024, increased confidence in a soft-landing scenario—an economic slowdown without a recession—and continued AI enthusiasm drove U.S. equities higher, with the S&P 500 Index finishing up 20.98%. Companies within the Financials and Information Technology sectors outperformed relative to the S&P 500 Index, while the Real Estate and Utilities sectors underperformed during the period. U.S. equities rose steadily for most of the period but declined in April, precipitated by a shift in market expectations from three anticipated Federal Reserve (“Fed”) rate cuts in 2024 to just one, due to higher-than-expected inflation readings, among other inputs. The yield on the U.S. 10-year note began the fiscal six-month period at a peak of 4.90%, then fell by 111 basis points to reach its lowest point of 3.79% on December 27, 2023, before rising to 4.68% by April 30, 2024.

Disinflation emerged as a prominent market theme in the final two months of 2023, boosting equity markets as the October Core Consumer Price Index (“CPI”) report came in below consensus estimates. Further, the October Core Personal Consumption Expenditure Price (“PCE”) Index, the Fed’s preferred inflation measure, dropped to its lowest level since March 2021. In late November, Fed Governor Christopher Waller indicated that continued disinflation over the next several months could prompt rate cuts in 2024. This dovish outlook was further supported at the December Federal Open Market Committee (“FOMC”) meeting, where the median projection for the 2024 Federal Funds rate indicated an easing of 75 basis points, with the first rate cut anticipated to be in March 2024.

During the first quarter of 2024, U.S. equities continued their strong rally, largely driven by increased confidence in a soft-landing scenario. Although the January PCE report met expectations, both headline and core CPI figures for that month exceeded estimates, prompting the Fed to postpone the expected March rate cut to June 2024. This cautious approach was affirmed at the March FOMC meeting, where rates were held steady. Despite speculation that the Fed might reduce its rate cut projections following a higher-than-expected February core CPI, the updated Summary of Economic Projections maintained three rate cuts by year’s end.

U.S. GDP for the fourth quarter grew by 3.4%, substantially exceeding the initial 2.0% consensus, driven by robust consumer spending. This economic strength was underscored by strong corporate earnings, with many companies reporting better-than-expected fourth-quarter results, thanks to improved profit margins. However, U.S. equities faced a downturn in April after a revision in market expectations. Although six rate cuts were initially anticipated for the year, the projection was lowered to just one following higher-than-expected March CPI figures and a March PCE Index that, while meeting expectations, was deemed too high to start an easing cycle by the Fed.

Among non-U.S. equities, Developed Markets demonstrated strong performance during the fiscal six-month period ended April 30, 2024, with the MSCI ACWI ex-USA Index rising by 17.98%. The Financials and Information Technology sectors outperformed the MSCI ACWI ex-USA Index, whereas the Real Estate and Consumer Staples sectors underperformed during the period. Notably, Europe showed encouraging economic growth with moderating inflation, while Japan benefited from well-received corporate governance reforms. Further, the Bank of Japan moved from a negative short-term interest rate policy, reflecting renewed confidence in the economy. In Emerging Markets, technology-focused countries such as Taiwan and Korea displayed strong equity market performance, supported by the ongoing recovery in the semiconductor industry. India also recorded strong results, driven by robust household consumption, moderating inflation, and an uptick in foreign investment, underpinned by strong structural growth from increased government spending and a growing middle class. Consequently, the MSCI Emerging Markets Index climbed 15.56% during the period, with the Financials and Information Technology sectors outperforming, while the Real Estate and Health Care sectors underperformed.

Going Forward

We continue to believe that an unprecedented level of innovation is creating compelling investment opportunities – corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which, in our view, is at an inflection point, is potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we remain committed to deep, fundamental research, as we aim to identify and support the pioneers of these innovations. We believe this approach not only reflects Roy Amara’s insight into managing and understanding the near-term excitement around new innovations, but also strategically positions our investments to capitalize on their long-term potential, ultimately fulfilling our shareholders’ long-term investment goals.

2024 marks Alger’s 60th anniversary in our pursuit of growth investing. Over the past six decades, we have seen much change, including change itself, and believe accelerating change is one of the key reasons why growth stocks have outperformed value investing over the past 20 years. As innovations in areas like artificial intelligence, genomics, and surgical technologies evolve, we see a bright future for our style of growth investing.

Portfolio Matters

Alger Global Focus Fund

Effective February 1, 2024, Redwood Investments, LLC began sub-advising the Alger Global Focus Fund. The Alger Global Focus Fund returned 24.89% for the fiscal six-month period ended April 30, 2024, compared to the 20.05% return of the MSCI ACWI Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Communication Services.

Contributors to Performance

The Information Technology and Consumer Discretionary sectors provided the largest contributions to relative performance. Regarding individual positions, NVIDIA Corporation; Eli Lilly and Company; ASML Holding NV; Amazon.com, Inc.; and MakeMyTrip Ltd. were among the top contributors to absolute performance.

NVIDIA is a leading supplier of graphics processing units (GPUs) for a variety of end markets, such as gaming, PCs, data centers, virtual reality and high-performance computing. The company is leading in most secular growth categories in computing, and especially artificial intelligence and super-computing parallel processing techniques for solving complex computational problems. Simply put, NVIDIA’s computational power is a critical enabler of AI and therefore critical to AI adoption, in our view. During the period, the company reported strong operating results above analyst expectations, driven by strong demand from data centers. Further, large cloud service providers were over 50% of revenue, and over 40% of data center revenue was due to inference (i.e., trained AI models working on new data, not activity that is training related to the AI). Management also raised their fiscal first quarter guidance, noting that demand is estimated to outstrip supply over the next year. We continue to believe the company is well positioned to potentially benefit from the growing AI data center workloads, which are driving demand for the increased interconnections and fully accelerated software stacks, thereby enabling leading application performance and fast result times.

Detractors from Performance

The Communication Services and Energy sectors were the largest detractors from relative performance. Regarding individual positions, Verbio SE; BYD Company Ltd.; SLB; Polycab India Ltd.; and Accenture Plc were among the top detractors from absolute performance.

Verbio is a global producer of biodiesel, bioethanol, biomethane and related by-products into fertilizer and animal feed. With its proprietary technology and energy efficiency, Verbio’s higher quality products allow for its customers to reduce greenhouse gas emissions. Coming off a period of high spreads for biodiesel and bioethanol, the company anticipated an earnings re-acceleration coupled with next generation biofuels expansion into the international market. However, the company issued a profit warning during the period, driven by compressed ethanol spreads with low confidence for expansion in the near-term. Given the disappointing operating results, shares detracted from performance.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Performance of the Fund represents the six-month period return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of April 30, 2024. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal six-month period ended April 30, 2024.

Risk Disclosures

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for the Fund's most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

●	The MSCI ACWI Index captures large- and mid-cap representation across developed markets and emerging markets countries. The index covers approximately 85% of the global equity opportunity set.

●	The MSCI ACWI ex-USA Index captures large- and mid-cap representation across Developed Markets countries (excluding the U.S.) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

●	The MSCI Emerging Markets Index captures large-and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

●	The personal consumption expenditures index (PCE) is a measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services, constructed by the Bureau of Economic Analysis. The PCE price index is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior. The core PCE price index excludes two categories known for price volatility: food and energy.

●	The S&P 500 Index is an unmanaged index considered representative of large-cap growth stocks.

PORTFOLIO SUMMARY†

April 30, 2024 (Unaudited)

COUNTRY	Alger Global Focus Fund
Brazil	3.1%
Canada	3.4
France	6.9
India	3.8
Indonesia	1.7
Ireland	2.0
Italy	2.6
Japan	7.1
Netherlands	2.4
Taiwan	1.8
United Kingdom	4.9
United States	58.7
Cash and Net Other Assets	1.6
100.0%

†	Based on net assets for the Fund.

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—96.9%
BRAZIL—3.1%
BROADLINE RETAIL—1.3%
MercadoLibre, Inc.*	180	$262,566
DIVERSIFIED BANKS—1.8%
NU Holdings, Ltd., Cl. A*	33,000	358,380
TOTAL BRAZIL
(Cost $473,516)		620,946
CANADA—3.4%
APPLICATION SOFTWARE—1.6%
The Descartes Systems Group, Inc.*	3,353	311,125
GENERAL MERCHANDISE STORES—1.8%
Dollarama, Inc.	4,428	369,383
TOTAL CANADA
(Cost $626,568)		680,508
FRANCE—6.9%
AEROSPACE & DEFENSE—1.5%
Thales SA	1,771	297,647
APPAREL ACCESSORIES & LUXURY GOODS—1.8%
LVMH Moet Hennessy Louis Vuitton SE	435	357,325
OIL & GAS STORAGE & TRANSPORTATION—2.2%
Gaztransport Et Technigaz SA	3,165	441,139
TRANSACTION & PAYMENT PROCESSING SERVICES—1.4%
Edenred SE	6,018	285,565
TOTAL FRANCE
(Cost $1,161,706)		1,381,676
INDIA—3.8%
DIVERSIFIED BANKS—1.8%
ICICI Bank, Ltd. ADR	13,403	368,985
HOTELS RESORTS & CRUISE LINES—2.0%
MakeMyTrip, Ltd.*	6,087	403,020
TOTAL INDIA
(Cost $526,865)		772,005
INDONESIA—1.7%
DIVERSIFIED BANKS—1.7%
PT Bank Central Asia Tbk	572,753	344,388
(Cost $357,205)
IRELAND—2.0%
CASINOS & GAMING—2.0%
Flutter Entertainment PLC*	2,140	396,454
(Cost $481,270)

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—96.9% (CONT.)
ITALY—2.6%
AUTOMOBILE MANUFACTURERS—2.6%
Ferrari NV	1,273	$529,186
(Cost $178,893)
JAPAN—7.1%
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.4%
Recruit Holdings Co., Ltd.	6,713	289,111
INDUSTRIAL CONGLOMERATES—1.5%
Hitachi, Ltd.	3,310	305,383
INDUSTRIAL GASES—2.1%
Nippon Sanso Holdings Corp.	13,819	410,458
INTERACTIVE HOME ENTERTAINMENT—2.1%
Nintendo Co., Ltd.	8,626	420,681
TOTAL JAPAN
(Cost $1,372,315)		1,425,633
NETHERLANDS—2.4%
SEMICONDUCTOR MATERIALS & EQUIPMENT—2.4%
ASML Holding NV	543	472,960
(Cost $440,153)
TAIWAN—1.8%
SEMICONDUCTORS—1.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,600	357,084
(Cost $297,923)
TOTAL TAIWAN
(Cost $297,923)		357,084
UNITED KINGDOM—3.4%
PHARMACEUTICALS—1.8%
AstraZeneca PLC	2,445	369,804
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.6%
Coca-Cola HBC AG*	9,908	319,817
TOTAL UNITED KINGDOM
(Cost $618,447)		689,621
UNITED STATES—58.7%
APPLICATION SOFTWARE—4.9%
Roper Technologies, Inc.	730	373,366
Salesforce, Inc.	2,275	611,838
		985,204
AUTOMOTIVE RETAIL—1.2%
Lithia Motors, Inc.	929	236,319
BROADLINE RETAIL—5.8%
Amazon.com, Inc.*	6,661	1,165,675

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—96.9% (CONT.)
UNITED STATES—58.7% (CONT.)
BUILDING PRODUCTS—1.9%
Trex Co., Inc.*	4,408	$390,328
DIVERSIFIED BANKS—2.4%
JPMorgan Chase & Co.	2,493	478,008
DIVERSIFIED SUPPORT SERVICES—1.3%
Cintas Corp.	395	260,044
FINANCIAL EXCHANGES & DATA—2.3%
MSCI, Inc., Cl. A	981	456,940
FOOD DISTRIBUTORS—2.0%
Performance Food Group Co.*	5,954	404,158
HEALTHCARE EQUIPMENT—2.5%
Stryker Corp.	1,500	504,750
INTERACTIVE MEDIA & SERVICES—4.8%
Alphabet, Inc., Cl. A*	5,966	971,145
IT CONSULTING & OTHER SERVICES—1.9%
Accenture PLC, Cl. A	1,291	388,475
LIFE SCIENCES TOOLS & SERVICES—3.5%
Danaher Corp.	2,859	705,087
OIL & GAS EQUIPMENT & SERVICES—1.8%
Schlumberger NV	7,675	364,409
PHARMACEUTICALS—4.6%
Eli Lilly & Co.	1,179	920,917
PROPERTY & CASUALTY INSURANCE—0.7%
Kinsale Capital Group, Inc.	380	138,035
SEMICONDUCTORS—5.3%
NVIDIA Corp.	1,225	1,058,425
SYSTEMS SOFTWARE—6.6%
Microsoft Corp.	3,425	1,333,455
TRADING COMPANIES & DISTRIBUTORS—5.2%
Ferguson PLC	2,289	480,461
United Rentals, Inc.	832	555,768
		1,036,229
TOTAL UNITED STATES
(Cost $8,899,338)		11,797,603
TOTAL COMMON STOCKS
(Cost $15,434,199)		19,468,064

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
PREFERRED STOCKS—0.0%
UNITED STATES—0.0%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D(a),(b),(c),*,@	33,858	$—
(Cost $152,361)		—
REAL ESTATE INVESTMENT TRUST—1.5%
UNITED KINGDOM—1.5%
INDUSTRIAL—1.5%
Segro PLC	27,805	292,456
(Cost $304,899)

MONEY MARKET FUNDS—1.2%
UNITED STATES—1.2%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(d)	254,638	254,638
(Cost $254,638)
Total Investments
(Cost $16,146,097)	99.6%	$20,015,158
Affiliated Securities (Cost $152,361)		0
Unaffiliated Securities (Cost $15,993,736)		20,015,158
Other Assets in Excess of Liabilities	0.4%	71,000
NET ASSETS	100.0%	$20,086,158

ADR American Depositary Receipts

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Fund because the Fund and Prosetta Biosciences, Inc., Series D are under common control.
(c)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.
(d)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	Market Value	% of net assets as of 4/30/2024
Prosetta Biosciences, Inc., Series D	2/6/15	$152,361	$0	0.0%
Total			$0	0.0%

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statement of Assets and Liabilities April 30, 2024 (Unaudited)

	Alger Global Focus
	Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$20,015,158
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	—
Dividends and interest receivable	35,918
Receivable from Investment Manager	13,325
Prepaid expenses	134,579
Total Assets	20,198,980

LIABILITIES:
Bank overdraft	173
Accrued investment advisory fees	14,818
Accrued distribution fees	4,143
Accrued shareholder administrative fees	286
Accrued administrative fees	509
Accrued transfer agent fees	11,868
Accrued fund accounting fees	17,377
Accrued printing fees	4,450
Accrued professional fees	41,225
Accrued custodian fees	4,051
Accrued trustee fees	481
Accrued other expenses	13,441
Total Liabilities	112,822
NET ASSETS	$20,086,158

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	14,414,408
Distributable earnings (Distributions in excess of earnings)	5,671,750
NET ASSETS	$20,086,158
* Identified cost	$15,993,736	(a)
** Identified cost	$152,361	(a)

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statement of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

Alger Global Focus Fund

NET ASSETS BY CLASS:
Class A	$16,473,752
Class C	$338,841
Class I	$138,424
Class Z	$3,135,141

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	572,992
Class C	13,021
Class I	4,935
Class Z	104,632

NET ASSET VALUE PER SHARE:
Class A	$28.75
Class A - Offering Price Per Share (includes a 5.25% sales charge)	$30.34
Class C	$26.02
Class I	$28.05
Class Z	$29.96

(a)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $16,149,890, amounted to $3,865,268, which consisted of aggregate gross unrealized appreciation of $4,634,720, and aggregate gross unrealized depreciation of $769,452.

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statement of Operations for the six months ended April 30, 2024 (Unaudited)

Alger Global Focus
Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$73,136
Interest	3,767
Total Income	76,903

EXPENSES:
Investment advisory fees — Note 3	78,608
Distribution fees — Note 3
Class A	20,051
Class C	1,919
Class I	218
Shareholder administrative fees — Note 3	1,517
Administration fees — Note 3	2,702
Transfer agent fees — Note 3	8,622
Fund accounting fees	19,881
Interest expenses	36
Professional fees	23,223
Printing fees	7,537
Trustee fees — Note 3	650
Custodian fees	4,182
Registration fees	20,319
Other expenses	5,349
Total Expenses	194,814
Less, expense reimbursements/waivers — Note 3	(62,616)
Net Expenses	132,198
NET INVESTMENT INCOME (LOSS)	(55,295)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	2,133,373
Net realized gain on foreign currency transactions	3,463
Total net realized gain	2,136,836
Net change in unrealized appreciation on unaffiliated investments	2,094,333
Net change in unrealized (depreciation) on foreign currency	(490)
Total net change in unrealized appreciation	2,093,843
Net realized and unrealized gain on investments and foreign currency	4,230,679
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,175,384
* Foreign withholding taxes	$6,384

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statements of Changes in Net Assets (Unaudited)

	Alger Global Focus Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023
Net investment (loss)	$(55,295)	$(104,628)
Net realized gain	2,136,836	313,106
Net change in unrealized appreciation	2,093,843	588,329
Net increase in net assets resulting from operations	4,175,384	796,807

Dividends and distributions to shareholders:
Class A	—	—
Class C	—	—
Class I	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—

Decrease from shares of beneficial interest transactions:
Class A	(569,465)	(845,150)
Class C	(232,630)	(397,111)
Class I	(86,283)	(120,652)
Class Z	(187,586)	(292,334)
Net decrease from shares of beneficial interest transactions — Note 6	(1,075,964)	(1,655,247)
Total increase (decrease)	3,099,420	(858,440)

Net Assets:
Beginning of period	16,986,738	17,845,178
END OF PERIOD	$20,086,158	$16,986,738

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class A
	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/2024(a)	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$23.02	$22.12	$36.67	$26.21	$21.37	$21.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.08)	(0.15)	(0.26)	(0.31)	(0.16)	(0.12)
Net realized and unrealized gain (loss) on investments	5.81	1.05	(11.10)	10.77	5.62	1.36
Total from investment operations	5.73	0.90	(11.36)	10.46	5.46	1.24
Dividends from net investment income	—	—	—	—	(0.62)	(0.14)
Distributions from net realized gains	—	—	(3.19)	—	—	(1.61)
Net asset value, end of period	$28.75	$23.02	$22.12	$36.67	$26.21	$21.37
Total return(c)	24.89%	4.07%	(33.73)%	39.91%	26.08%	6.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,474	$13,661	$13,900	$22,407	$16,703	$14,967
Ratio of gross expenses to average net assets	2.01%	2.30%	2.06%	1.73%	2.19%	2.50%
Ratio of expense reimbursements to average net assets	(0.62)%	(0.80)%	(0.56)%	(0.23)%	(0.69)%	(1.08)%
Ratio of net expenses to average net assets	1.39%	1.50%	1.50%	1.50%	1.50%	1.42%
Ratio of net investment loss to average net assets	(0.61)%	(0.62)%	(0.99)%	(0.97)%	(0.69)%	(0.60)%
Portfolio turnover rate	70.66%	35.65%	36.86%	64.10%	102.71%	224.06%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class C
	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/2024(a)	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$20.93	$20.26	$34.09	$24.54	$20.05	$20.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.18)	(0.30)	(0.43)	(0.50)	(0.31)	(0.26)
Net realized and unrealized gain (loss) on investments	5.27	0.97	(10.21)	10.05	5.27	1.27
Total from investment operations	5.09	0.67	(10.64)	9.55	4.96	1.01
Dividends from net investment income	—	—	—	—	(0.47)	—
Distributions from net realized gains	—	—	(3.19)	—	—	(1.61)
Net asset value, end of period	$26.02	$20.93	$20.26	$34.09	$24.54	$20.05
Total return(c)	24.32%	3.31%	(34.21)%	38.86%	25.17%	6.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$339	$476	$831	$1,922	$1,910	$2,241
Ratio of gross expenses to average net assets	3.20%	3.19%	2.78%	2.43%	2.96%	3.30%
Ratio of expense reimbursements to average net assets	(0.95)%	(0.94)%	(0.53)%	(0.24)%	(0.71)%	(1.13)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.19%	2.25%	2.17%
Ratio of net investment loss to average net assets	(1.47)%	(1.37)%	(1.73)%	(1.66)%	(1.42)%	(1.35)%
Portfolio turnover rate	70.66%	35.65%	36.86%	64.10%	102.71%	224.06%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class I
	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/2024(a)	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$22.44	$21.51	$35.66	$25.42	$20.79	$21.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)	(0.09)	(0.19)	(0.21)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	5.67	1.02	(10.77)	10.45	5.45	1.32
Total from investment operations	5.61	0.93	(10.96)	10.24	5.37	1.26
Dividends from net investment income	—	—	—	—	(0.74)	(0.13)
Distributions from net realized gains	—	—	(3.19)	—	—	(1.61)
Net asset value, end of period	$28.05	$22.44	$21.51	$35.66	$25.42	$20.79
Total return(c)	25.00%	4.32%	(33.55)%	40.23%	26.55%	7.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$138	$182	$286	$376	$546	$466
Ratio of gross expenses to average net assets	2.26%	2.40%	2.03%	1.70%	2.18%	2.63%
Ratio of expense reimbursements to average net assets	(1.03)%	(1.15)%	(0.78)%	(0.49)%	(1.03)%	(1.51)%
Ratio of net expenses to average net assets	1.23%	1.25%	1.25%	1.21%	1.15%	1.12%
Ratio of net investment loss to average net assets	(0.49)%	(0.39)%	(0.73)%	(0.68)%	(0.35)%	(0.28)%
Portfolio turnover rate	70.66%	35.65%	36.86%	64.10%	102.71%	224.06%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class Z
	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/2024(a)	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$23.95	$22.89	$37.65	$26.78	$21.89	$22.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)	(0.03)	(0.15)	(0.15)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	6.04	1.09	(11.42)	11.02	5.74	1.39
Total from investment operations	6.01	1.06	(11.57)	10.87	5.70	1.36
Dividends from net investment income	—	—	—	—	(0.81)	(0.23)
Distributions from net realized gains	—	—	(3.19)	—	—	(1.61)
Net asset value, end of period	$29.96	$23.95	$22.89	$37.65	$26.78	$21.89
Total return(c)	25.10%	4.63%	(33.38)%	40.54%	26.76%	7.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,135	$2,668	$2,828	$10,860	$3,346	$2,718
Ratio of gross expenses to average net assets	1.68%	1.97%	1.65%	1.42%	1.86%	2.35%
Ratio of expense reimbursements to average net assets	(0.69)%	(0.98)%	(0.66)%	(0.43)%	(0.87)%	(1.38)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%	0.97%
Ratio of net investment loss to average net assets	(0.21)%	(0.11)%	(0.53)%	(0.44)%	(0.19)%	(0.12)%
Portfolio turnover rate	70.66%	35.65%	36.86%	64.10%	102.71%	224.06%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

Alger Global Focus Fund (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries.

The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I shares are generally sold to institutional investors and are sold without an initial or deferred sales charge. Class Z shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

Alger Group Holdings, LLC the parent company of Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) acquired Redwood Investments, LLC (“Redwood”) effective January 31, 2024. Redwood became the sub-advisor to the Fund effective February 1, 2024. No changes were made to the investment objective, principal investment strategies, principal risks or investment restrictions as a result of this change.

On May 23, 2023, the Board of Trustees of the Fund (the “Board”) approved the transition of the Fund’s custodian and administrator from Brown Brothers Harriman & Company to The Bank of New York (collectively, the "Custodian"). This change became effective on January 29, 2024.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Fund are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund's investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Fund to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Fund. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in short-term securities held by the Fund having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Investments in other open-end investment companies registered under the 1940 Act are valued at such investment companies' net asset value per share.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the NYSE is open.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund's own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The Fund's valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Fund may significantly differ from the valuations that would have been assigned by the Fund had there been an active market for such securities.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and foreign cash.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

(e) Forward Foreign Exchange Contracts: The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. The Fund declares and pays dividends from net investment income, if available, annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which they were earned. Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the U.S. Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no U.S. federal income tax provision is required.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Fund's tax returns remains open for the tax years 2020-2023. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h)  Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i)  Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. This unaudited Semi-Annual Report reflects all adjustments that are, in the opinion of management, necessary to present a fair statement of results of the semi-annual period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund's Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2024, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Global Focus Fund(a)	0.80%	0.70%	0.80%

(a)	Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

The sub-adviser to the Alger Global Focus Fund, Redwood, is paid a sub-advisory fee from the advisory fee that Alger Management receives at no additional cost to the Fund. The sub-advisory fee is equal to 100% of the net management fee paid by the Fund to Alger Management with respect to the assets sub-advised by Redwood. For the six months ended April 30, 2024, Alger Management paid a sub-advisory fee of $7,869 to Redwood.

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding advisory fees, acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through October 31, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses to the rates, based on average daily net assets, as listed in the table below.

							FEES WAIVED /
							REIMBURSED
							FOR THE SIX
	CLASS						MONTHS ENDED
	A		C	I		Z	April 30, 2024
Alger Global Focus Fund	0.40	%(a)	1.45%	0.40	%(a)	0.19%	$62,616

(a)	Prior to February 29, 2024, Alger Management agreed to waive and/or reimburse Fund expenses for Class A shares and Class I shares to limit operating expenses to 0.70% and 0.45%.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Investment Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the six months ended April 30, 2024, there were no recoupments made by the Investment Manager.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Trust's Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.

(c) Distribution/Shareholder Servicing Fees: The Fund has adopted distribution plans for its Class A, Class C and Class I shares pursuant to which the Fund pays Fred Alger & Company, LLC, the Fund's distributor and an affiliate of the Investment Manager (the "Distributor" or "Alger LLC"), a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the Fund's shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

(d) Sales Charges: Sales of shares of the Fund may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund. For the six months ended April 30, 2024, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Global Focus Fund	$—

(e) Brokerage Commissions: During the six months ended April 30, 2024, the Fund paid Alger LLC $140 in connection with securities transactions.

(f) Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Fund's transfer agent, and for other related services. The Fund compensates Alger Management at the annual rate of 0.0165% of the respective average daily net assets of Class A and Class C shares and 0.01% of the respective average daily net assets for the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2024, Alger Management charged back $3,188 to the Fund for these services, which are included in transfer agent fees in the accompanying Statement of Operations.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g) Trustee Fees: Each trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $165,400 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. Prior to January 1, 2024, each Independent Trustee received $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Fund may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie Capital, LLC or Redwood Investments, LLC, affiliates of Alger Management. For the six months ended April 30, 2024 there were no interfund trades.

(i) Interfund Loans: The Fund, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, the Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Fund. There were no interfund loans outstanding as of April 30, 2024.

During the six months ended April 30, 2024, there were no interfund loan interest expenses incurred by the Fund.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. At April 30, 2024, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Z
Alger Global Focus Fund	—	—	—	16,199

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government securities, and short-term securities, for the six months ended April 30, 2024:

	PURCHASES	SALES
Alger Global Focus Fund	$13,592,481	$14,752,430

NOTE 5 — Borrowings:

The Fund may borrow from the Custodian, on an uncommitted basis. The Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. Borrowings from the Custodian are included in Bank overdrafts in the Statement of Assets and Liabilities. The Fund may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2024, the Fund had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Global Focus Fund	$3,221	7.33%

The highest amount borrowed from BBH, the Custodian, and other funds in the Alger Fund Complex during the six months ended April 30, 2024 by the Fund was as follows:

HIGHEST BORROWING
Alger Global Focus Fund	$294,854

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the six months ended April 30, 2024, and the year ended October 31, 2023, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	April 30, 2024		October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Focus Fund
Class A:
Shares sold	3,037	$86,232	14,320	$340,865
Shares converted from Class C	4,739	126,919	152	3,761
Dividends reinvested	—	—	—	—
Shares redeemed	(28,133)	(782,616)	(49,534)	(1,189,776)
Net decrease	(20,357)	$(569,465)	(35,062)	$(845,150)
Class C:
Shares sold	434	$10,626	1,025	$22,112
Shares converted to Class A	(5,220)	(126,919)	(167)	(3,761)
Dividends reinvested	—	—	—	—
Shares redeemed	(4,954)	(116,337)	(19,096)	(415,462)
Net decrease	(9,740)	$(232,630)	(18,238)	$(397,111)
Class I:
Shares sold	275	$8,075	371	$8,426
Dividends reinvested	—	—	—	—
Shares redeemed	(3,447)	(94,358)	(5,554)	(129,078)
Net decrease	(3,172)	$(86,283)	(5,183)	$(120,652)
Class Z:
Shares sold	4,067	$120,741	17,313	$409,553
Dividends reinvested	—	—	—	—
Shares redeemed	(10,849)	(308,327)	(29,462)	(701,887)
Net decrease	(6,782)	$(187,586)	(12,149)	$(292,334)

NOTE 7 — Income Tax Information:

At October 31, 2023, the Fund, for federal income tax purposes, had capital loss carryforwards of $224,510. This amount will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and this amount may be applied against future net realized gains until its utilization.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Fund accrues tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund's investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Focus Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,391,826		$971,145	$420,681	$—
Consumer Discretionary	3,719,928		2,966,149	753,779	—
Consumer Staples	723,975		404,158	319,817	—
Energy	805,548		364,409	441,139	—
Financials	2,430,301		1,800,348	629,953	—
Healthcare	2,500,558		2,130,754	369,804	—
Industrials	2,578,742		1,686,601	892,141	—
Information Technology	4,906,728		4,433,768	472,960	—
Materials	410,458		—	410,458	—
TOTAL COMMON STOCKS	$19,468,064		$14,757,332	$4,710,732	$—
PREFERRED STOCKS
Healthcare	—	[1]	—	—	—	[1]
REAL ESTATE INVESTMENT TRUST
Real Estate	292,456		—	292,456	—
SHORT-TERM INVESTMENTS
Money Market Funds	254,638		254,638	—	—
TOTAL INVESTMENTS IN SECURITIES	$20,015,158		$15,011,970	$5,003,188	$—

[1]	Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Global Focus Fund	Preferred Stocks
Opening balance at November 1, 2023	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$—

*	Includes securities that are fair valued at zero.
**	Net change in unrealized appreciation (depreciation) is included in the net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

The following table provides quantitative information about the Fund's Level 3 fair value measurements of its investments as of April 30, 2024. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Fund's fair value measurements.

	Fair Value April 30, 2024		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Global Focus Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A

*	Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.

The significant unobservable inputs used in the fair value measurement of the Fund's securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements. For the six months ended April 30, 2024, there were no changes in valuation methodology on Level 3 investments.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivative instruments held by the Fund throughout the period or as of April 30, 2024.

NOTE 10 — Principal Risks:

Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies' earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

NOTE 11 — Affiliated Securities:

During the six months ended April 30, 2024, as disclosed in the following table, the Fund held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the Fund for purposes of the 1940 Act. Transactions during the six months ended April 30, 2024 with such affiliated persons are summarized below.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Global Focus Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D1	33,858	—	—	33,858	$—	$—	$—	$—	[2]
Total					$—	$—	$—	$—

[1]	Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Fund because the Fund and Prosetta Biosciences, Inc., Series D are under common control.
[2]	Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to April 30, 2024, through the issuance date of the Financial Statements. Pursuant to Board approval, Alger Global Focus Fund will change its name to Alger Global Equity Fund effective on or about August 6, 2024. No changes are being made to the Fund's investment objective, principal investment strategies, principal risks or investment restrictions as a result of this name change. No other events have been identified which require recognition and/or disclosure.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2023 and ending April 30, 2024 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2024” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Six Months Ended April 30, 2024(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2024(b)
Alger Global Focus Fund
Class A	Actual	$1,000.00	$1,248.90	$7.77	1.39%
	Hypothetical(c)	1,000.00	1,017.95	6.97	1.39
Class C	Actual	1,000.00	1,243.20	12.55	2.25
	Hypothetical(c)	1,000.00	1,013.67	11.27	2.25
Class I	Actual	1,000.00	1,250.00	6.88	1.23
	Hypothetical(c)	1,000.00	1,018.75	6.17	1.23
Class Z	Actual	1,000.00	1,251.00	5.54	0.99
	Hypothetical(c)	1,000.00	1,019.94	4.97	0.99

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

At a meeting held on December 12, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of the Fund, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), reviewed and approved the sub-investment advisory agreement between Fred Alger Management, LLC (“Alger”) and Redwood Investments, LLC (the “Sub-Adviser”) on behalf of the Fund (the “Sub-Advisory Agreement”), for an initial term through September 2025.

In considering the initial approval of the Sub-Advisory Agreement with respect to the Fund, the Board reviewed and considered information provided by Alger and the Sub-Adviser and their representatives at the Meeting. The Trustees noted that it is anticipated that the parent company of Alger will acquire the Sub-Adviser (the “Transaction”) and that after such Transaction the Sub-Adviser will become an affiliate of Alger and adopt various policies, procedures, controls, and operations of Alger. The Board reviewed and considered information Alger and the Sub-Adviser provided in response to a request for information that Independent Trustee counsel submitted to Alger and the Sub-Adviser on behalf of the Independent Trustees in connection with the Board’s consideration of the Sub-Advisory Agreement. The Board noted that the terms of the Sub-Advisory Agreement and the services to be provided thereunder are substantially similar to the terms of the existing sub-investment advisory agreement for other series of the Alger Family of Funds.

The Independent Trustees also received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the Sub-Advisory Agreement with respect to the Fund. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the approval of the Sub-Advisory Agreement. In determining whether to approve the Sub-Advisory Agreement, the Board considered an opinion of Fund counsel that the appointment of the Sub-Adviser would not constitute an “assignment” of the Fund’s investment advisory agreement with Alger, or a material amendment of the advisory agreement, and therefore did not require a vote of the Fund’s shareholders on a new or amended investment advisory agreement between the Fund and Alger, and that the Sub-Advisory Agreement did not require approval by the Fund’s shareholders.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in initially approving the Sub-Advisory Agreement with respect to the Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by the Sub-Adviser; (ii) the investment performance of similarly managed investment strategies managed by the Sub-Adviser; (iii) the estimated costs of the services proposed to be provided by the Sub-Adviser; (iv) the extent to which economies of scale may be realized as the Fund grows; and (v) whether the proposed fee levels reflect these estimated economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

In particular, in approving the Sub-Advisory Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services proposed to be provided by the Sub-Adviser to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who will perform services for the Fund; the structure of investment professional compensation; short- and long-term investment performance of strategies managed by the Sub-Adviser that are similar to the Fund’s strategies; legal and compliance matters; and risk controls.

The Board noted the Sub-Adviser’s history and expertise in the “growth” style of investment management, as well as the Sub-Adviser’s statements to the Board regarding the Sub-Adviser’s consistency in applying its “growth” style investment philosophy and process. The Board also considered the investment approach of the Sub-Adviser, which takes a fundamental, bottom-up research approach to investing in growth equities, similar to that of Alger and Weatherbie Capital, LLC, an affiliate of Alger and sub-advisor to other series of the Alger Family of Funds. The Board noted the length of time the Sub-Adviser has provided services as investment adviser to clients and noted the Sub-Adviser’s long-term performance record to support its view on its overall investment capabilities.

Following consideration of such information, the Board determined that it was satisfied with the nature, extent and quality of services proposed to be provided by Sub-Adviser to the Fund under the Sub-Advisory Agreement.

Performance

The Board received and considered information about the Sub-Adviser’s investment performance for the investment strategies the Sub-Adviser manages that are similar to the Fund’s investment strategies. The Board, however, did not consider the performance history of the Fund under the Sub-Adviser’s management because the Sub-Adviser had not yet been appointed to manage the Fund.

Comparative Fees and Expenses

The Board reviewed and considered the proposed contractual sub-advisory fee in light of the nature, extent and quality of the services proposed to be provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Board noted that the Sub-Adviser will be paid by Alger out of the advisory fee Alger receives from the Fund.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Profitability

The Board then noted that the Sub-Adviser could not report any financial results from its relationship with the Fund because the Sub-Adviser had not yet commenced investment advisory services, and thus, the Board could not evaluate the Sub-Adviser’s profitability with respect to the Fund. The Board noted Alger’s commitment to waive fees and reimburse expenses in order to cap certain “other expenses” of each share class of the Fund during the term of the existing fee waiver and/or expense reimbursement agreement and that the proposed sub-advisory fee payable to the Sub-Adviser would be reduced proportionally in the amount of such fee waivers or expense reimbursements. The Board also considered the extent to which the Sub-Adviser might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements.

Economies of Scale

The Board reviewed and considered the extent to which the Sub-Adviser may be able to realize economies of scale, if any, as the Fund grows larger and whether the Fund’s advisory fee structure reflects any economies of scale for the benefit of Fund shareholders. Because the Sub-Adviser had not yet commenced providing investment advisory services to the Fund, the Board determined to monitor whether the Sub-Adviser may share with the Fund any benefits that occur if the Fund experiences economies of scale.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the Sub-Advisory Agreement between Alger and the Sub-Adviser, effective upon the closing of the Transaction, for an initial term through September 2025.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 06/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and

•  Account balances and

•  Transaction history and

•  Purchase history and

•  Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

•  Open an account or

•  Make deposits or withdrawals from your account or

•  Give us your contact information or

•  Provide account information or

•  Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

•  sharing for affiliates’ everyday business purposes— information about your credit worthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC, Redwood Investments, LLC, and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund's website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holding to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Fund's shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Fund's Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Fund's policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Fund routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds.

Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Fund at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board met on December 12, 2023 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists the Fund with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2022 through November 30, 2023 (the “Review Period”).

The Report stated that the Committee assessed the Fund’s liquidity risk by considering qualitative factors such as the Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Fund’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that the Fund primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on the Fund and concluded that the Fund remained primarily highly liquid. The Report stated that during the Reporting Period, based on updates to Alger Management’s Rule 144A Policy and Procedures, the reporting of Rule 144A securities was updated to reflect the factors used to determine whether such securities, which are deemed illiquid, are liquid and freely tradeable.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Fund’s LRMP was operating effectively and adequately with respect to the Fund and has been effectively implemented during the Review Period.

ALGER GLOBAL FOCUS FUND

100 Pearl Street, 27th Floor

New York, NY 10004

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Sub-Adviser

Redwood Investments, LLC

265 Franklin Street, Suite 1603

Boston, Massachusetts 02110

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

The Bank of New York

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Global Focus Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AGSAR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)       A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Not Applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Focus Fund

By:	/s/ Hal Liebes
Hal Liebes
President

Date: June 18, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Hal Liebes
Principal Executive Officer

Date: June 18, 2024

By:	/s/ Michael D. Martins
Michael D. Martins
Principal Financial Officer

Date: June 18, 2024